Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

KIMBALL ELECTRONICS, INC.

AND

THE LENDERS PARTY HERETO

AND

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT

DATED AS OF SEPTEMBER 28, 2016

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made as of the 28th day of September, 2016, by and among KIMBALL ELECTRONICS, INC. (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”). The parties hereto agree as follows:
W I T N E S S E T H:
WHEREAS, as of October 31, 2014, the parties hereto entered into a certain Credit Agreement (the “Agreement”); and
WHEREAS, the parties desire to amend the Agreement to revise the Restricted Payments covenant, subject to and as provided in this First Amendment;
NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I. AMENDATORY PROVISIONS
ARTICLE I
DEFINITIONS
Section 1.01 Defined Terms. Section 1.01 of the Agreement is hereby amended by adding the following new definitions thereto:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

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“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
Section 1.01 of the Agreement is hereby amended by substituting the following new definition in lieu of the like existing definition:

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its  participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies  the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able  to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has become the subject of a (i) Bankruptcy Event or (ii) Bail-In Action.

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ARTICLE II
CREDITS

SECTION 2.20. Defaulting Lenders. Section 2.20 of the Agreement is hereby amended by substituting the following paragraph in lieu of the paragraph immediately following Section 2.20(d):
If (i) a Bankruptcy Event or a Bail-In Action with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) any Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, no Swingline Lender shall be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder.

ARTICLE V
AFFIRMATIVE COVENANTS
Section 5.01 Financial Statements; Ratings Change and Other Information. Section 5.01 of the Agreement is hereby amended by adding the following new subsection (g) at the end of Section 5.01:
and (g)     within 45 days after the end of each fiscal quarter of the Borrower, a report showing (A) the amount of accounts receivable sold and then outstanding as of that most recently completed quarter, both by account debtor and in total;  and (B) the Borrower’s consolidated total sales for the 4 quarter period then ending.  For the purposes of this provision, (y) accounts receivable that are unsold but with only the passage of time will be sold, and (z) unsold receivables of an account debtor to the extent such receivables are encumbered by or subject to a Lien shall, without duplication, be considered to have been, and shall be shown as, sold.

ARTICLE VI
NEGATIVE COVENANTS
Section 6.05 Sale of Assets. Section 6.05(c) of the Agreement is hereby amended by substituting the following new Section 6.05(c) in lieu of the existing Section 6.05(c):
(c)    So long as there then exists no Event of Default, subject to compliance with Section 5.01(g), the sale on a non-recourse basis of its accounts receivable in an amount outstanding at any time not exceeding 20% of the Borrower’s consolidated sales for 4 quarter period then ending. For the purposes of this provision, (A) accounts receivable that are unsold but with only the passage of time will be sold, and (B) unsold receivables of an

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account debtor to the extent such receivables are encumbered by or subject to a Lien, without duplication, shall be considered to have been sold.

Section 6.07 Restricted Payments. Section 6.07 of the Agreement is hereby amended by substituting the following new Section 6.07 in lieu of the existing Section 6.07:
6.07    Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, (d) the Borrower may declare and pay the Special One-Time Dividend, (e) so long as no Default has occurred and is continuing or will result therefrom and so long as the Fixed Charge Coverage Ratio and the Adjusted Leverage Ratio provided in Section 6.11 will not be violated as a result thereof, the Borrower may declare and pay dividends, and (f) so long as no Default has occurred and is continuing or will result therefrom, the Borrower may repurchase its Equity Interests (i) in any amount so long as the Adjusted Leverage Ratio is less than or equal to 1.00 to 1.00 on a pro forma basis after giving effect to such repurchase and provided that the Borrower has not less than $15,000,000 available under the Commitment and/or unencumbered U.S. cash on hand in the U.S. after payment of such repurchase, or (ii) in an aggregate amount not exceeding $25,000,000 during any 4 quarter period so long as the Adjusted Leverage Ratio is less than 2.00 to 1.00 (but greater than 1.00 to 1.00) on a pro forma basis after giving effect to such repurchase and provided that the Borrower has not less than $15,000,000 available under the Commitment and/or unencumbered U.S. cash on hand in the U.S. after payment of such repurchase. Notwithstanding (f)(i) above, any repurchase made during a fiscal quarter that ends with an Adjusted Leverage Ratio of greater than 1.00 to 1.00, shall count against and be subject to the $25,000,000 limitation provided in (f)(ii) above.

ARTICLE IX
MISCELLANEOUS
Article IX of the Agreement is hereby amended by adding the following new Section 9.19:
SECTION 9.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

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(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

PART II. CONTINUING EFFECT
Except as expressly modified herein:
(a)    All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this First Amendment shall control;
(b)    The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of the Borrower; and
(c)    Capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.
In consideration hereof, the Borrower represents, warrants, covenants and agrees that:
(aa)    Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;
(bb)    There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);
(cc)    There does not exist any Default or Event of Default; and
(dd)    After giving effect to this First Amendment and any transactions contemplated hereby, no Default or Event of Default is or will be occasioned hereby or thereby.

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PART III. INDEPENDENT CREDIT DECISION
Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.

PART IV. CONDITIONS PRECEDENT

Notwithstanding anything contained in this First Amendment to the contrary, this First Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
(a)The Administrative Agent shall have received counterparts of this First Amendment duly executed by the Administrative Agent, the Borrower, the Loan Guarantors and the Required Lenders;
(b)The Administrative Agent shall have received a duly executed certificate of the Secretary or any Assistant Secretary of the Borrower (A) certifying as to the authorizing resolutions of the Borrower, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By‑Laws, or certifying that such Articles of Incorporation or By‑Laws, have not been amended (except as shown) since the previous delivery thereof to the Administrative Agent;
(c)All legal matters incident to this First Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

PART V. EXPENSES

The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable expenses of the Administrative Agent (including, without limitation, reasonable attorneys’ fees) incurred in connection with this First Amendment.

PART VI. COUNTERPARTS
This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this First Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.

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SIGNATURE PAGE OF
KIMBALL ELECTRONICS, INC.
TO FIRST AMENDMENT TO CREDIT AGREEMENT

“BORROWER”

KIMBALL ELECTRONICS, INC.

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer

By:	/s/ Adam W. Smith
ADAM W. SMITH Treasurer

CONSENT AND REAFFIRMATION
Each of the undersigned Loan Guarantors hereby consents to the foregoing First Amendment, and further agrees that the execution and delivery of such First Amendment shall in no way affect, impair, discharge, relieve or release the obligations of the undersigned under its Loan Guaranty, which obligations are hereby ratified, confirmed and reaffirmed in all respects and shall continue in full force and effect, until all obligations of the Borrower to the Lenders, the Issuing Bank and the Administrative Agent are fully, finally and irrevocably paid and performed. Each Loan Guarantor further acknowledges that the failure to consent to any subsequent amendment shall not affect the liability of such Loan Guarantor under its Loan Guaranty. Capitalized terms used herein and not defined have the meanings ascribed thereto in the Agreement.

LOAN GUARANTORS:

KIMBALL ELECTRONICS GROUP, LLC

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer

KIMBALL ELECTRONICS MEXICO, INC.

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer

KIMBALL ELECTRONICS TAMPA, INC.

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer

KIMBALL ELECTRONICS INDIANAPOLIS, INC.

By:	/s/ Michael K. Sergesketter
MICHAEL K. SERGESKETTER Vice President, Chief Financial Officer

SIGNATURE PAGE OF
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
TO FIRST AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Andrew Hedegard
ANDREW HEDEGARD
Title:	Vice President

SIGNATURE PAGE OF
BANK OF AMERICA, N.A.
TO FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/s/ Ryan Randolph
RYAN RANDOLPH
Title:	Vice President - Senior Relationship Manager

SIGNATURE PAGE OF
HSBC BANK USA, N.A.
TO FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, N.A.

By:	/s/ Casey DeMarco
CASEY DEMARCO
Title:	Assistant Vice President